UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2024

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Floating Rate Senior Notes due 2025	KHC25	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Change in Segments:
In the first quarter of 2024, The Kraft Heinz Company (the "Company") made changes to its internal reporting and reportable segments. The Company divided its International segment into three operating segments — Europe and Pacific Developed Markets (“International Developed Markets”), West and East Emerging Markets (“WEEM”), and Asia Emerging Markets (“AEM”) — to enable enhanced focus on the different strategies required for each of these regions as part of the Company's long-term strategic plan.
Subsequently, the Company manages its operating results through four operating segments. The Company has two reportable segments defined by geographic region: North America and International Developed Markets. The Company's two remaining operating segments, consisting of WEEM and AEM, are combined and disclosed as Emerging Markets. Prior to the reorganization of its segments in the first quarter of 2024, the Company managed and reported its operating results through two reportable segments defined by geographic region: North America and International.

Change in Measure of Segment Profitability:
In the first quarter of 2024, the Company's management reevaluated and changed the primary measure utilized to evaluate segment profitability from Segment Adjusted EBITDA to Segment Adjusted Operating Income. This change is expected to allow the Company's management to better evaluate segment performance in line with its long-term strategic plan. The Company's management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and Segment Adjusted Operating Income. Organic Net Sales is a non-GAAP financial measure. See Non-GAAP Financial Measures in Exhibit 99.1 to this Current Report on Form 8-K for additional information.
The Company is providing supplemental historical segment financial information that conforms to the new reportable segment structure in Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1
Supplemental Historical Financial Information by New Reportable Segments for the years ended December 30, 2023, December 31, 2022, and December 25, 2021, and for each of the quarters ended, December 30, 2023, September 30, 2023, July 1, 2023, and April 1, 2023.

104	The cover page of The Kraft Heinz Company's Current Report on Form 8-K dated April 17, 2024, formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 17, 2024	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President and Global Chief Financial Officer

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